CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-KSB of Anmore Inc. for the Year Ended December 31, 2002, I, Jeffrey Glick, Chief Executive Officer and Chief Financial Officer of Genesis Realty Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.   Such Yearly Report on Form 10-KSB for the year ended December
          31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Yearly Report on Form 10-KSB for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Genesis Realty Group, Inc.

Dated:  January 10, 2005

GENESIS REALTY GROUP, INC.


By: /s/ Jeffrey Glick
-------------------------------------
Chief Executive Officer and
Chief Financial Officer